A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

First Amended and Restated Employment Agreement with David Sobelman

On June 23, 2022, Generation Income Properties, Inc. (the “Company”) entered into a First Amended and Restated Employment Agreement (the “Agreement”) with David Sobelman, the Company’s President and Chief Executive Officer. The Agreement amends and restates in its entirety the Employment Agreement, dated December 20, 2019, previously entered into between the Company and Mr. Sobelman.

The Agreement provides that Mr. Sobelman will initially receive a base salary of $100,000 per year, which shall increase to $200,000 per year effective July 1, 2022. In addition, Mr. Sobelman shall be entitled to receive, upon approval of the board, a discretionary annual performance-based bonus with a bonus target amount of 35% of his then current salary based on the Company meeting Board-established performance criteria, which may include meeting the Company’s target for “Core Adjusted Funds from Operations” for the immediately preceding fiscal year. Mr. Sobelman is also eligible to receive such medical, health, vacation, and other benefits as are provided by the Company and its subsidiaries generally, and Mr. Sobelman will be eligible to participate in any 401(k) plan that the Company or its related entities may adopt in the future. Mr. Sobelman will also be paid $7,500 a year to be used solely to cover the actual cost to Mr. Sobelman of obtaining a death and disability insurance policy on his life and for related costs and expenses.

The Agreement provides that, on or before March 31 of each year during the term of Mr. Sobelman’s employment and solely at the discretion of the Board, Mr. Sobelman will be eligible to receive an annual grant of fully vested stock under the Generation Income Properties, Inc. 2020 Omnibus Incentive Plan based on the Company’s achievement of Board-established performance criteria, which may include meeting the Company’s target for “Core Adjusted Funds from Operations” for the immediately preceding fiscal year.

Under the Agreement, Mr. Sobelman is subject to non-solicitation and non-competition covenants that expire one year following termination of employment and to customary confidentiality obligations.

The term of Mr. Sobelman’s employment under the Agreement will continue until terminated by either the Company or Mr. Sobelman at any time, whether or not for cause, upon 60-days notice to the other party or until Mr. Sobelman’s death or disability. The Agreement may also be terminated by the Company for “cause” (as defined in the Agreement) or by Mr. Sobelman for “good reason” (as defined in the Agreement). “Good reason” includes certain changes in Mr. Sobelman’s responsibilities or duties without his consent, reductions in compensation or a material reduction in benefits, a material breach by the Company of the Agreement that remains uncured following notice of the breach, or a material relocation of his principal place of employment without his consent.

In the event that the Company terminates Mr. Sobelman’s employment without cause or Mr. Sobelman resigns for good reason, the Agreement provides that Mr. Sobelman will be entitled to receive his base salary in effect at time of termination for the longer of 12 months or until December 31, 2025, any accrued performance bonus for the year of termination and any other completed fiscal year, and additional separation compensation to Sobelman in eighteen equal monthly installments an amount equal to the premium payments for continuing healthcare coverage for Mr. Sobelman and his family. In addition, any unvested equity awards (if any) held by Mr. Sobelman will immediately vest. In the event of a termination without cause by the Company or a resignation for good reason within 12 months after a change of control of the Company, Mr. Sobelman will be entitled to the greater of two times the sum of his accrued bonus plus his base salary as then in effect or the amount he would otherwise have been entitled to receive in the absence of a change of control.

The foregoing does not purport to be a complete description of the Agreement and is qualified in its entirety by reference to the full text of such Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amended and Restated Employment Agreement, dated June 23, 2022, between Generation Income Properties, Inc. and David Sobelman.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 18, 2022, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: June 27, 2022	By:	/s/ Allison Davies
Allison Davies
Chief Financial Officer